UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14A-6(E)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12

                            Old Mutual Advisor Funds
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X} No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:

      2.    Form, Schedule or Registration Statement No.:

      3.    Filing Party:

      4.    Date Filed:

                            OLD MUTUAL ADVISOR FUNDS

               Old Mutual Asset Allocation Conservative Portfolio
                 Old Mutual Asset Allocation Balanced Portfolio
              Old Mutual Asset Allocation Moderate Growth Portfolio
                  Old Mutual Asset Allocation Growth Portfolio

Dear Shareholder:                                                 March 27, 2006

         A special meeting of shareholders of the funds listed above (each, a "Fund" and collectively, the "Funds") of Old Mutual Advisor Funds (the "Trust") will be held on May 12, 2006, in Denver, Colorado. The purpose of the meeting is to vote on important proposals that affect the Funds and your investment in them. This package contains important information about the meeting and the proposals, including a Notice of Special Meeting of Shareholders, Questions and Answers about the Proxy Statement, the Proxy Statement, a proxy card for each Fund that you own, simple instructions on how to vote by touchtone telephone, via the Internet, or by mail, and a postage-paid business reply envelope (if you choose to vote by mail).

         As you will see from the enclosed materials, the Trust's Board of Trustees (the "Board") is requesting that you approve new investment sub-advisory agreements in order to add additional sub-advisors to the Funds. The enclosed Questions and Answers about the Proxy Statement is provided to assist you in understanding these proposals. For greater detail, please see the enclosed Proxy Statement.

         The Board has carefully considered the proposals, believes they are in the best interests of the Funds and their shareholders, and unanimously recommends that you vote FOR each of the proposals. If you have any questions before you vote, please call the Funds' proxy solicitor, InvestorConnect, toll-free at (800) 761-6521.

         YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE PROPOSALS SUBMITTED FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUNDS AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO CAST YOUR VOTE.

         Thank you for your response. The Board looks forward to preserving your trust as a valued shareholder over the long-term.

                                                     Sincerely,

                                                     /s/ L. Kent Moore

                                                     L. Kent Moore, Chairman
                                                     Old Mutual Advisor Funds

                            OLD MUTUAL ADVISOR FUNDS

               Old Mutual Asset Allocation Conservative Portfolio
                 Old Mutual Asset Allocation Balanced Portfolio
              Old Mutual Asset Allocation Moderate Growth Portfolio
                  Old Mutual Asset Allocation Growth Portfolio

                       4643 South Ulster Street, Suite 600
                             Denver, Colorado 80237

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

         NOTICE IS HEREBY GIVEN that a special meeting of shareholders of each of the funds listed above (each, a "Fund" and collectively, the "Funds") of Old Mutual Advisor Funds (the "Trust") will be held at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, on Friday, May 12, 2006, at 10:00 a.m. Mountain Time, for the following purposes:

         1. To approve investment sub-advisory agreements between the Trust, Old Mutual Capital, Inc., the Funds' investment advisor; and the following sub-advisors:

                           A.       Copper Rock Capital Partners, LLC;

                           B.       Ibbotson Associates Advisors, LLC; and

                           C.       Thomson Horstmann & Bryant, Inc.

         2. To transact any other business, not currently contemplated, that may properly come before the meeting or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

         If you owned shares of a Fund as of the close of business on March 13, 2006, you are entitled to vote. You may vote your shares in person at the meeting or, for shareholders who do not expect to attend the meeting, in any of the following ways:

         (1) TOUCHTONE TELEPHONE: Please have available the enclosed proxy card(s). Call the toll-free number located on the proxy card(s). Once connected, follow the simple automated instructions. The toll-free number is available 24 hours a day. OR

         (2) INTERNET: Please have available the enclosed proxy card(s). Access the website listed on the proxy card. Follow the simple instructions found on the website. OR

         (3) MAIL: Vote, sign, date, and return the enclosed proxy card(s) in the enclosed postage-paid business reply envelope.

                                    By order of the Board of Trustees,

                                    /s/ Andra C. Ozols

                                    Andra C. Ozols, Vice President and Secretary
                                    Old Mutual Advisor Funds


Dated:  March 27, 2006





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            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IN PERSON IS URGED TO VOTE BY TOUCHTONE TELEPHONE, VIA THE INTERNET, OR BY MAIL. VOTING PROMPTLY BY TOUCHTONE TELEPHONE, VIA THE INTERNET, OR BY MAIL WILL HELP THE FUNDS AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS AND YOU MAY STILL ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON.
--------------------------------------------------------------------------------

                            OLD MUTUAL ADVISOR FUNDS

               Old Mutual Asset Allocation Conservative Portfolio
                 Old Mutual Asset Allocation Balanced Portfolio
              Old Mutual Asset Allocation Moderate Growth Portfolio
                  Old Mutual Asset Allocation Growth Portfolio

                 QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT

         Old Mutual Advisor Funds (the "Trust") will hold a special meeting of shareholders of each of the funds listed above (each, a "Fund" and collectively, the "Funds") of the Trust on May 12, 2006, in Denver, Colorado. The Trust's Board of Trustees (the "Board") recommends that you read the enclosed Proxy Statement in its entirety - the explanations in the Proxy Statement will help you decide on the issues.

         The following is a brief overview of the proposals and the process.

WHAT ISSUES AM I BEING ASKED TO VOTE ON?

         PROPOSAL 1 - If you own shares of the Funds, you are being asked to approve three new investment sub-advisory agreements:

              PROPOSALS 1A - an investment sub-advisory agreement with Copper Rock Capital Partners, LLC ("Copper Rock"), pursuant to which Copper Rock will provide co-portfolio management services to the Funds;

              PROPOSAL 1B - an investment sub-advisory agreement with Ibbotson Associates Advisors, LLC ("Ibbotson"), pursuant to which Ibbotson will provide strategic asset allocation consulting services to the Funds; and

              PROPOSAL 1C - an investment sub-advisory agreement with Thomson Horstmann & Bryant, Inc. ("THB"), pursuant to which THB will provide co-portfolio management services to the Funds.

WHY IS THE BOARD RECOMMENDING APPROVAL OF NEW SUB-ADVISORY AGREEMENTS?

After reviewing in detail the investment capabilities and investment processes of Copper Rock and THB, the Board is recommending that these investment managers provide co-portfolio management services to the Funds. The Board believes that each of these investment managers offers a broad background of institutional investing which will bring significant benefits to Fund shareholders. The Board recommends that Copper Rock manage a small-cap growth mandate within the Funds, and that THB manage small-cap value and mid-cap value mandates within the Funds.

Ibbotson currently provides strategic asset allocation consulting services to the Funds pursuant to an interim sub-advisory agreement approved by the Board on February 28, 2006. Prior to this date, Ibbotson provided these services to the Funds pursuant to a sub-advisory agreement approved by shareholders ("Previous Ibbotson Sub-Advisory Agreement"). The Previous Ibbotson Sub-Advisory Agreement automatically terminated upon Ibbotson's purchase by Morningstar, Inc. on March 1, 2006. Therefore, a new sub-advisory agreement with Ibbotson on the same terms and conditions as the Previous Ibbotson Sub-Advisory Agreement is being proposed.

HAS THE BOARD APPROVED THE PROPOSALS?

         Yes. After careful consideration, the Board unanimously recommends that shareholders vote FOR all of the applicable proposals.

HOW DO I VOTE MY SHARES?

         You may vote by touchtone telephone, via the Internet, by mail, or in person at the meeting. The enclosed proxy card(s) contains the telephone number to vote by telephone and the website to vote via the Internet. You may also vote by mailing the enclosed proxy card(s). If you cast your vote by touchtone telephone or via the Internet, please do not return your proxy card(s).

         If you do not respond at all, InvestorConnect, the Funds' proxy solicitor, may contact you by telephone to request that you cast your vote.

WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE PROXY CARD?

         Each Fund's shareholders must vote separately on the proposals contained in the Proxy Statement. You are being sent a proxy card for each Fund that you own.

WHO DO I CALL IF I HAVE QUESTIONS?

         If you have any other questions or need further assistance in voting, please feel free to call InvestorConnect toll-free at (800) 761-6521between the hours of 10:00 a.m. and 10:00 p.m. Eastern Time.

                            OLD MUTUAL ADVISOR FUNDS

               Old Mutual Asset Allocation Conservative Portfolio
                 Old Mutual Asset Allocation Balanced Portfolio
              Old Mutual Asset Allocation Moderate Growth Portfolio
                  Old Mutual Asset Allocation Growth Portfolio

                       4643 South Ulster Street, Suite 600
                             Denver, Colorado 80237

                                 PROXY STATEMENT

         This Proxy Statement is being furnished to the shareholders of the funds listed above (each, a "Fund" and collectively, the "Funds" or the "Asset Allocation Funds") of Old Mutual Advisor Funds (the "Trust"), a Delaware statutory trust. PROXIES FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS ARE BEING SOLICITED BY THE TRUST'S BOARD OF TRUSTEES (THE "BOARD") TO APPROVE PROPOSALS THAT HAVE ALREADY BEEN APPROVED BY THE BOARD.

         The meeting will be held at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, on Friday, May 12, 2006, at 10:00 a.m. Mountain Time, or at such later time as may be necessary due to adjournments or postponements thereof. It is expected that the Proxy Statement and the proxy card(s) will be first mailed to shareholders on or about March 27, 2006.

         At the meeting, you will be asked to approve three new investment sub-advisory agreements for the Funds. THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THESE PROPOSALS.

SHAREHOLDER VOTING

         The Board intends to bring before the meeting the matters set forth herein. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. You can vote easily and quickly by touchtone telephone, via the Internet, by mail, or in person. You may change your vote even though a proxy has already been returned either by written notice to the Trust, by mail, submitting a subsequent proxy, or by voting in person at the meeting. A more detailed description of the various voting procedures is provided in the section entitled "Additional Information - Proxy Solicitations and Shareholder Voting Procedures" below.

                            OLD MUTUAL ADVISOR FUNDS

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
Proposal Table....................................................................................................1
PROPOSAL 1A:  APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT WITH COPPER ROCK......................................2
Introduction......................................................................................................2
Description of the Copper Rock Agreement..........................................................................2
Board's Consideration and Recommendation..........................................................................3
PROPOSAL 1B:  APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH IBBOTSON.....................................4
Introduction......................................................................................................4
Description of the Ibbotson Agreement.............................................................................4
Board's Consideration and Recommendation..........................................................................5
PROPOSAL 1C:  APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT WITH THB .............................................6
Introduction......................................................................................................6
Description of the THB Agreement..................................................................................6
Board's Consideration and Recommendation..........................................................................7
ADDITIONAL INFORMATION............................................................................................8
Investment Advisor................................................................................................8
Distributor.......................................................................................................8
Administrator.....................................................................................................8
Fund Ownership by Management......................................................................................8
Fund Ownership by Significant Holders.............................................................................8
Proxy Solicitations and Shareholder Voting Procedures.............................................................8
Shareholder Proposals............................................................................................10
Other Business...................................................................................................10
Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees...........................................10
Appendix A - Board's Considerations and Recommendations.....................................................APP-A-1
Schedule A - Officers and Directors of Copper Rock..........................................................SCH-A-1
Schedule B - Officers and Directors of Ibbotson.............................................................SCH-B-1
Schedule C - Officers and Directors of THB..................................................................SCH-C-1
Schedule D - Officers and Directors of OMCAP................................................................SCH-D-1
Schedule E- Fund Ownership by Management....................................................................SCH-E-1
Schedule F - Fund Ownership by Significant Holders..........................................................SCH-F-1
Schedule G - Shares of the Funds Outstanding as of March 13, 2006 (by class)................................SCH-G-1
Exhibit A - Form of Investment Sub-Advisory Agreement with Copper Rock and THB..............................EXH-A-1
Exhibit B - Form of Investment Sub-Advisory Agreement with Ibbotson.........................................EXH-B-1

                                 PROPOSAL TABLE

         The following table summarizes each proposal to be presented at the meeting, the Funds whose shareholders the Board is soliciting with respect to each proposal, and the vote required to approve each proposal:

----------------------------------------------------- --------------------------
                      PROPOSAL                                 AFFECTED FUNDS
----------------------------------------------------- --------------------------
1A*    Approval of Investment Sub-Advisory
Agreement with Copper Rock Capital Partners, LLC                  All Funds
("Copper Rock")
----------------------------------------------------- --------------------------
1B*    Approval of Investment Sub-Advisory
Agreement with Ibbotson Associates Advisors, LLC                  All Funds
("Ibbotson")
----------------------------------------------------- --------------------------
1C*    Approval of Investment Sub-Advisory
Agreement with Thomson Horstmann & Bryant, Inc.                   All Funds
("THB")
----------------------------------------------------- --------------------------
2      Other Matters                                              All Funds
----------------------------------------------------- --------------------------

* Approval of each of these proposals requires the affirmative vote of the lesser of (a) 67% or more of the voting securities of the applicable Fund present at the meeting or represented by proxy, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the applicable Fund. Votes of the shareholders of each applicable Fund are counted separately from the votes of the shareholders of each other applicable Fund.

                                   PROPOSAL 1A

         APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT WITH COPPER ROCK

                                  INTRODUCTION

         The Board approved, subject to shareholder approval, an investment sub-advisory agreement with Copper Rock (the "Copper Rock Agreement") for a small-cap growth mandate for the Asset Allocation Funds. A form of the Copper Rock Agreement is attached to this Proxy Statement as EXHIBIT A and the discussion contained herein regarding the Copper Rock Agreement is qualified in its entirety by reference to the attached form of investment sub-advisory agreement. Old Mutual Capital, Inc. ("OMCAP"), the investment advisor for the Asset Allocation Funds, appointed Copper Rock as one of several co-portfolio managers of the Asset Allocation Funds, each of which will manage a portion of the Funds' assets as designated by OMCAP.

                    DESCRIPTION OF THE COPPER ROCK AGREEMENT

         SERVICES AND EXPENSES

         With regard to the Asset Allocation Funds, the Copper Rock Agreement obligates Copper Rock to: (i) manage the investment operations and composition of each of the Fund's investment portfolios, including the purchase, retention, and disposition thereof in accordance with a Fund's investment objective, policies, and restrictions as stated in the Funds' prospectuses and statement of additional information and any supplements thereto (collectively referred to as the "Prospectus"); (ii) provide supervision of each of the Funds' investments and determine from time to time what investments and securities will be purchased, retained, or sold by a Fund and what portion of the assets will be invested or held uninvested in cash; (iii) place orders with or through such persons, brokers, or dealers to carry out the policy with respect to brokerage set forth in the Funds' Prospectus or as the Board or OMCAP may direct from time to time, in conformity with federal securities laws; (iv) make available its portfolio managers or other appropriate personnel to discuss the investment affairs of the Funds with the Board; (v) assist in the fair valuation of securities; (vi) provide compliance reports to OMCAP and/or the Trust's Chief Compliance Officer; and (vii) perform other duties in connection with its sub-advisory activities.

         INVESTMENT SUB-ADVISORY FEES

         For the services provided pursuant to the Copper Rock Agreement, Copper Rock is entitled to receive from OMCAP a sub-advisory fee for the small-cap growth mandate at an annual rate of 0.55% of the average daily net assets of the Asset Allocation Funds, net of Copper Rock's pro-rata share of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by OMCAP. Copper Rock does not receive any sub-advisory fees directly from the Asset Allocation Funds under the Copper Rock Agreement.

         LIMITATIONS ON LIABILITY

         The Copper Rock Agreement provides certain limitations on Copper Rock's liability, but also provides that Copper Rock shall not be protected against any liability to the Funds or their shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

         CONTINUANCE AND RENEWALS

         The continuance of the Copper Rock Agreement after May 11, 2008 must be specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of each of the Funds; and (ii) by the affirmative vote of a majority of the trustees who are not parties to the Copper Rock Agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Copper Rock Agreement may be terminated (i) by a Fund, without the payment of any penalty, by the vote of a majority of the trustees, or by the vote of a majority of the outstanding voting securities of the Fund; (ii) by OMCAP at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties; or (iii) by Copper Rock at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Copper Rock Agreement will also terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940, as amended ("1940 Act")).

         CONSULTATION WITH CERTAIN OTHER ENTITIES

         In 2003, the Securities and Exchange Commission (the "SEC") amended certain rules under the 1940 Act to permit mutual fund sub-advisors to buy and sell securities of other sub-advisors of funds in the same mutual fund complex as well as companies affiliated with such other sub-advisors. To take advantage of this increased regulatory flexibility, the amended rules require that a mutual fund contractually prohibit its sub-advisors from consulting with one another regarding transactions in securities or other assets of the funds that they sub-advise. Accordingly, the Copper Rock Agreement prohibits Copper Rock from consulting with the following entities concerning transactions for the Funds in securities or other assets: (i) other sub-advisors to the Funds; (ii) other sub-advisors to any series of the Trust; and (iii) other sub-advisors to a portfolio under common control with the Funds. This restriction will provide Copper Rock greater investment flexibility in managing the Asset Allocation Funds by permitting the purchase of securities issued by other sub-advisors to the Funds or their affiliates, subject to certain limitations under the 1940 Act.

         INFORMATION ABOUT COPPER ROCK

         Copper Rock is a Delaware limited liability company located at 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116. Copper Rock will manage and supervise the investment of its portion of the assets for the Asset Allocation Funds on a discretionary basis, subject to the supervision of OMCAP. Copper Rock manages discretionary equity portfolios for institutional accounts. As of January 1, 2006, Copper Rock held discretionary management authority with respect to approximately $370 million in assets under management. SCHEDULE A contains a list of the directors and officers of Copper Rock. Old Mutual (US) Holdings Inc. ("OMUSH") owns 60% of the limited liability company interests of Copper Rock. OMCAP is an indirect, wholly owned subsidiary of OMUSH.

                    BOARD'S CONSIDERATION AND RECOMMENDATION

         The Board's consideration and recommendation regarding the Copper Rock Agreement can be found in APPENDIX A to this Proxy Statement.

                                  PROPOSAL 1B:

         APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH IBBOTSON

                                  INTRODUCTION

         Ibbotson was purchased by Morningstar, Inc. ("Morningstar") on March 1, 2006. Prior to this date, Ibbotson provided asset allocation consulting services to the Funds pursuant to a shareholder approved sub-advisory agreement. OMCAP was the sole shareholder of the Funds at the time of the approval of the sub-advisory agreement. The shareholder approved sub-advisory agreement automatically terminated upon Ibbotson's purchase by Morningstar as the sale of Ibbotson resulted in an assignment of the shareholder approved sub-advisory agreement. Under the 1940 Act, a sub-advisory agreement automatically terminates upon its assignment. Therefore, in order to avoid disruption of the Funds' investment management program pending shareholder approval of a new sub-advisory agreement with Ibbotson, the Board approved an interim sub-advisory agreement with Ibbotson in substantially the same form as the previous shareholder approved sub-advisory agreement. The interim sub-advisory agreement commenced on February 28, 2006 (the "Commencement Date"). The interim sub-advisory agreement will remain in effect for a period that will expire on the earlier of: (i) the date on which the shareholders of each of the Asset Allocation Funds approve a new investment sub-advisory agreement with Ibbotson; or (ii) 150 days after the Commencement Date.

         The Board approved, subject to shareholder approval, a new investment sub-advisory agreement with Ibbotson (the "Ibbotson Agreement") for the Asset Allocation Funds. A form of the Ibbotson Agreement is attached to this Proxy Statement as EXHIBIT B and the discussion contained herein regarding the Ibbotson Agreement is qualified in its entirety by reference to the attached form of investment sub-advisory agreement. Pursuant to the Ibbotson Agreement, Ibbotson will serve as the strategic asset allocation consultant and sub-advisor to OMCAP for investment model creation and maintenance of each of the Asset Allocation Funds. Ibbotson will also monitor and make recommendations to OMCAP regarding possible changes to the sub-advisors for the Asset Allocation Funds and their investment strategies.

                      DESCRIPTION OF THE IBBOTSON AGREEMENT

         SERVICES AND EXPENSES

         With regard to the Asset Allocation Funds, the Ibbotson Agreement obligates Ibbotson to: (i) recommend a continuous investment allocation program for each of the Funds in accordance with a Fund's investment objective, policies, and restrictions as stated in the Fund's Prospectus; (ii) provide supervision of each of the Fund's investments and recommend, from time to time, the allocation of the assets of each of the Funds by specific investment style mandate; (iii) make available its portfolio managers or other appropriate personnel to discuss the investment affairs of the Funds with the Board; (iv) provide compliance reports to OMCAP and/or the Trust's Chief Compliance Officer; and (v) perform other duties in connection with its sub-advisory activities.

         INVESTMENT SUB-ADVISORY FEES

         For the services provided pursuant to the Ibbotson Agreement, Ibbotson is entitled to receive from OMCAP a sub-advisory fee at an annual rate equal to a percentage of the portion of each of the Asset Allocation Funds average daily net assets pursuant to each specified investment style mandate, as follows:

         AVERAGE DAILY NET ASSETS                              ANNUAL FEE RATE
         ------------------------                              ---------------
         $0 to $250 million                                        0.08%
         $250 million to $500 million                              0.07%
         $500 million to $750 million                              0.06%
         $750 million to $1 billion                                0.05%
         $1 billion to $2 billion                                  0.04%
         Over $2 billion                                           0.03%

         LIMITATIONS ON LIABILITY

         The Ibbotson Agreement provides certain limitations on Ibbotson's liability, but also provides that Ibbotson shall not be protected against any liability to the Funds or their shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

         CONTINUANCE AND RENEWALS

         The continuance of the Ibbotson Agreement after May 11, 2008 must be specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of each of the Asset Allocation Funds; and (ii) by the affirmative vote of a majority of the trustees who are not parties to the Ibbotson Agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Ibbotson Agreement may be terminated (i) by a Fund, without the payment of any penalty, by the vote of a majority of the trustees, or by the vote of a majority of the outstanding voting securities of the Fund; (ii) by OMCAP at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties; or (iii) by Ibbotson at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Ibbotson Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

         INFORMATION ABOUT IBBOTSON

         Ibbotson is a Delaware limited liability company located at 225 North Michigan Avenue, Chicago, IL 60601. Ibbotson is a leading authority on asset allocation, providing products and services to help investment professionals obtain, manage, and retain assets. SCHEDULE B contains a list of the officers and directors of Ibbotson.

                    BOARD'S CONSIDERATION AND RECOMMENDATION

         The Board's consideration and recommendation regarding the Ibbotson Agreement can be found in APPENDIX A to this Proxy Statement.

                                  PROPOSAL 1C:

             APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT WITH THB

                                  INTRODUCTION

         The Board has approved, subject to shareholder approval, an investment sub-advisory agreement with THB (the "THB Agreement") for small-cap value and mid-cap value mandates for the Asset Allocation Funds. A form of the THB Agreement is attached to this Proxy Statement as EXHIBIT A and the discussion contained herein regarding the THB Agreement is qualified in its entirety by reference to the attached form of investment sub-advisory agreement. OMCAP, the investment advisor for the Asset Allocation Funds, has appointed THB as one of several co-portfolio managers of the Asset Allocation Funds, each of which will manage a portion of the Funds' assets as designated by OMCAP.

                        DESCRIPTION OF THE THB AGREEMENT

         SERVICES AND EXPENSES

         With regard to the Asset Allocation Funds, the THB Agreement obligates THB to: (i) manage the investment operations and composition of each of the Fund's investment portfolios, including the purchase, retention, and disposition thereof in accordance with a Fund's investment objective, policies, and restrictions as stated in the Fund's Prospectus; (ii) provide supervision of each of the Fund's investments and determine from time to time what investments and securities will be purchased, retained, or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; (iii) place orders with or through such persons, brokers, or dealers to carry out the policy with respect to brokerage set forth in the Fund's registration statement and Prospectus or as the Board or OMCAP may direct from time to time, in conformity with federal securities laws; (iv) make available its portfolio managers or other appropriate personnel to discuss the investment affairs of the Funds with the Board; (v) assist in the fair valuation of securities; (vi) provide compliance reports to OMCAP and/or the Trust's Chief Compliance Officer; and
(vii) perform other duties in connection with its sub-advisory activities.

         INVESTMENT SUB-ADVISORY FEES

         For the services provided pursuant to the THB Agreement, THB is entitled to receive from OMCAP a sub-advisory fee based on the average daily net assets of the Funds at an annual rate of 0.60% for the small-cap value mandate and 0.50% for the mid-cap value mandate, net of THB's pro-rata share of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by OMCAP. THB does not receive any sub-advisory fees directly from the Asset Allocation Funds under the THB Agreement.

         LIMITATIONS ON LIABILITY

         The THB Agreement provides certain limitations on THB's liability, but also provides that THB shall not be protected against any liability to the Asset Allocation Funds or their shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

         CONTINUANCE AND RENEWALS

         The continuance of the THB Agreement after May 11, 2008 must be specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of each of the Asset Allocation Funds; and (ii) by the affirmative vote of a majority of the trustees who are not parties to the THB Agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The THB Agreement may be terminated (i) by an Asset Allocation Fund, without the payment of any penalty, by the vote of a majority of the trustees, or by the vote of a majority of the outstanding voting securities of the Asset Allocation Funds; (ii) by OMCAP at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties; or (iii) by THB at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The THB Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

         CONSULTATION WITH CERTAIN OTHER ENTITIES

         In 2003, the Securities and Exchange Commission (the "SEC") amended certain rules under the 1940 Act to permit mutual fund sub-advisors to buy and sell securities of other sub-advisors of funds in the same mutual fund complex as well as companies affiliated with such other sub-advisors. To take advantage of this increased regulatory flexibility, the amended rules require that a mutual fund contractually prohibit its sub-advisors from consulting with one another regarding transactions in securities or other assets of the funds that they sub-advise. Accordingly, the THB Agreement prohibits THB from consulting with the following entities concerning transactions for the Asset Allocation Funds in securities or other assets: (i) other sub-advisors to the Asset Allocation Funds; (ii) other sub-advisors to any series of the Trust; and (iii) other sub-advisors to a portfolio under common control with the Asset Allocation Funds. This restriction will provide THB greater investment flexibility in managing the Asset Allocation Funds by permitting the purchase of securities issued by other sub-advisors to the Asset Allocation Funds or their affiliates, subject to certain limitations under the 1940 Act.

         INFORMATION ABOUT THB

         THB, a wholly-owned subsidiary of OMUSH, is a Delaware corporation located at Park 80 West/Plaza One, 5th Floor, Saddle Brook, New Jersey 07663. THB will manage and supervise the investment of its portion of the assets for the Asset Allocation Funds on a discretionary basis, subject to the supervision of OMCAP. THB manages discretionary equity portfolios for institutional accounts. As of December 31, 2005, THB managed assets of approximately $2.16 billion. SCHEDULE C contains a list of the officers and directors of THB.

                    BOARD'S CONSIDERATION AND RECOMMENDATION

         The Board's consideration and recommendation regarding the THB Agreement can be found in APPENDIX A to this Proxy Statement.

                             ADDITIONAL INFORMATION

                               INVESTMENT ADVISOR

         OMCAP, located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, is a subsidiary of OMUSH, which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm. The directors and principal executive officers of OMCAP can be found in SCHEDULE D attached hereto.

                                   DISTRIBUTOR

         Old Mutual Investment Partners, the Trust's Distributor, is located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

                                  ADMINISTRATOR

         Old Mutual Fund Services, the Trust's Administrator, is located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

                          FUND OWNERSHIP BY MANAGEMENT

         The ownership of shares of the Fund by each person who has been a trustee or executive officer of the Trust at any time since the beginning of the last fiscal year of the Trust can be found in SCHEDULE E attached hereto.

                      FUND OWNERSHIP BY SIGNIFICANT HOLDERS

         A list of the names, the address, and the ownership of each person who, as of March 13, 2006, to the knowledge of the Trust owned 5% or more of any class of the outstanding shares of each Fund can be found in SCHEDULE F attached hereto.

              PROXY SOLICITATIONS AND SHAREHOLDER VOTING PROCEDURES

         The solicitation of proxies, the cost of which will be borne by OMCAP, will be made primarily by mail but may also be made by telephone by InvestorConnect, professional proxy solicitors. Officers or employees of OMCAP or its affiliates may also make telephone solicitation of proxies; these officers and employees will not receive any special compensation for their assistance in the solicitation of proxies for the Trust.

         Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. Proxies that are obtained telephonically (as opposed to where the shareholder calls the toll-free number directly to vote) will be recorded in accordance with the procedures described below. The trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined. Shareholders also may vote by mail or through a secure Internet site. Proxies by telephone or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

         In all cases where a telephonic proxy is solicited, the InvestorConnect representative is required to ask for each shareholder's full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the InvestorConnect representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to InvestorConnect, then the InvestorConnect representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. Although the InvestorConnect representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. InvestorConnect will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call InvestorConnect immediately if his or her instructions are not correctly reflected in the confirmation.

         If you wish to participate in the meeting, but do not wish to give your proxy by any of the methods outlined above, you may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should you require additional information regarding the Proxy or replacement proxy cards, you may contact InvestorConnect toll-free at (800) 761-6521. Any shareholder voting by proxy may revoke his or her proxy any time before it is exercised by submitting a new proxy or by attending the meeting and voting in person.

         All proxy cards solicited that are properly executed and received in time to be voted at the meeting will be voted at the meeting or any adjournment thereof according to the instructions on the proxy card. IF NO SPECIFICATION IS MADE ON A PROXY CARD, IT WILL BE VOTED FOR THE PROPOSAL SPECIFIED ON THE PROXY CARD. A proxy executed properly and accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power). Shares represented by a broker non-vote, or by a proxy that is marked with an abstention (collectively, "abstentions"), will be considered to be present at the meeting for purposes of determining whether a quorum exists for the transaction of business. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval for the proposals.

         If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes to approve the proposals are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the meeting or represented by proxy. For purposes of votes with respect to adjournment, broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal, in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, against any such adjournment.

         Shareholders of record as of the close of business on March 13, 2006 (the "Record Date"), are entitled to vote at the meeting. The number of shares outstanding of each class of each Fund on the Record Date can be found in SCHEDULE G attached hereto. Each whole share held by a shareholder entitles the shareholder to one vote. Each fractional share held by a shareholder entitles the shareholder to a proportionate fractional vote.

         FOR A FREE COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, SHAREHOLDERS OF THE FUNDS MAY CALL TOLL-FREE AT (888) 744-5050 OR WRITE TO OLD MUTUAL ADVISOR FUNDS AT 4643 SOUTH ULSTER STREET, SUITE 600, DENVER, COLORADO 80237.

         ONLY ONE PROXY STATEMENT, ALONG WITH MULTIPLE PROXY CARDS, AS NECESSARY, IS BEING DELIVERED TO MULTIPLE SHAREHOLDERS WHO SHARE AN ADDRESS UNLESS THE TRUST HAS RECEIVED CONTRARY INSTRUCTIONS FROM ONE OR MORE OF THE SHAREHOLDERS. THE TRUST WILL DELIVER, PROMPTLY UPON ORAL OR WRITTEN REQUEST, A SEPARATE COPY OF THIS PROXY STATEMENT TO A SHAREHOLDER AT A SHARED ADDRESS TO WHICH A SINGLE COPY OF THIS PROXY STATEMENT WAS DELIVERED.

         SHAREHOLDERS CAN NOTIFY THE TRUST THAT THEY WISH TO RECEIVE A SEPARATE COPY OF THIS PROXY STATEMENT, OR WISH TO RECEIVE A SEPARATE PROXY STATEMENT IN THE FUTURE, BY CALLING TOLL-FREE AT (888) 744-5050 OR BY WRITING TO OLD MUTUAL ADVISOR FUNDS AT 4643 SOUTH ULSTER STREET, SUITE 600, DENVER, COLORADO 80237. MULTIPLE SHAREHOLDERS SHARING AN ADDRESS CAN REQUEST TO RECEIVE A SINGLE COPY OF PROXY STATEMENTS IN THE FUTURE IF THEY ARE CURRENTLY RECEIVING MULTIPLES COPIES OF PROXY STATEMENTS BY CALLING OR WRITING TO THE TRUST AS INDICATED ABOVE.

                              SHAREHOLDER PROPOSALS

         As a general matter, the Trust does not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of the Funds, you should send such proposal to the Trust at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a shareholder's meeting, the Trust must receive proposals at a reasonable time before proxy materials are prepared relating to that meeting. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since inclusion and presentation are subject to compliance with certain federal regulations.

                                 OTHER BUSINESS

         The Board does not intend to present any other business at the meeting. Other matters will be considered if notice is given within a reasonable amount of time prior to the meeting. If any other matter may properly come before the meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters.

         The trustees recommend approval of each proposal. Any unmarked proxies without instructions to the contrary will be voted in favor of approval of each proposal.

     NOTICES TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

         Please advise the Trust, in care of DST Systems, Inc., 330 West 9th Street, Kansas City, Missouri 64105, whether other persons are the beneficial owner of Fund shares for which proxies are being solicited from you and, if so, the number of copies of the Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owner of Fund shares.

                                   APPENDIX A

                   BOARD'S CONSIDERATIONS AND RECOMMENDATIONS

         The Board approved the new sub-advisory agreements for the Asset Allocation Funds with Copper Rock on February 7, 2006, Ibbotson on February 28, 2006, and THB on November 16, 2005 (collectively, the "Agreements"). In determining whether it was appropriate to approve the Agreements, the Board requested information, provided by OMCAP and the proposed sub-advisors, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information and was advised by independent legal counsel with respect to its deliberations.

         In considering the fairness and reasonableness of the Agreements, the Board reviewed numerous factors, with respect to each of the Asset Allocation Funds separately, including the following:

     o   the nature of the services to be provided under the Agreements;

     o the requirements of each of the Asset Allocation Funds for the services to be provided by the proposed sub-advisors;

     o   the quality of the services expected to be provided;

     o   fees payable for the services;

     o   projected total expenses of each of the Asset Allocation Funds;

     o the expected profitability of the proposed sub-advisors with respect to their relationship with each of the Asset Allocation Funds;

     o   capabilities and financial condition of the proposed sub-advisors; and

     o   current economic and industry trends.

         Following extended discussions concerning the information provided by OMCAP and the proposed sub-advisors, the Board determined that the Agreements were consistent with the best interests of each of the Asset Allocation Funds and future shareholders. The Board, including all of the trustees who were not "interested persons" of the Asset Allocation Funds, voting separately, unanimously approved the Agreements on the basis of the foregoing review and discussions. The Board concluded, among other things:

     o the level of fees to be charged to the Asset Allocation Funds was comparable to the fees charged by other investment sub-advisors to other funds with similar investment strategies and therefore reasonable, considering the services to be provided by the sub-advisors;

     o the proposed sub-advisors' personnel were experienced and possessed significant experience in managing particular asset classes;

     o the proposed sub-advisors demonstrated their commitment to providing sufficient resources regarding their staffing and capabilities to manage each of the Asset Allocation Funds, including the retention of personnel with relevant portfolio management experience;

                                    APP-A-1

     o the proposed sub-advisors appeared to have overall high quality in terms of their personnel, operations, financial condition, investment management capabilities, methodologies, and performance; and

     o expected profitability of the proposed sub-advisors with respect to their relationship with each of the Asset Allocation Funds.

                                    APP-A-2

                                   SCHEDULE A

                      OFFICERS AND DIRECTORS OF COPPER ROCK

---------------------------------- -------------------------------------------------------
        NAME AND ADDRESS*                     POSITION(S) WITH COPPER ROCK
---------------------------------- -------------------------------------------------------
Tucker M. Walsh                    Chief Executive Officer - Head of Portfolio Management
---------------------------------- -------------------------------------------------------
Michael Malouf, CFA                President and Portfolio Manager
---------------------------------- -------------------------------------------------------
David C. Cavanaugh                 Senior Vice President and Research Analyst
---------------------------------- -------------------------------------------------------
Michael Sakala                     Principal and Chief Financial Officer
---------------------------------- -------------------------------------------------------
Michael J. Callahan                Principal and Head Trader
---------------------------------- -------------------------------------------------------
Gregory T. Poulos, CFA             Principal and Senior Analyst
---------------------------------- -------------------------------------------------------
Peter J. Hadelman                  Principal and Head of Relationship Management
---------------------------------- -------------------------------------------------------

* The address for each of the officers and directors is 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116.


                                    SCH-A-1

                                   SCHEDULE B

                       Officers and Directors of Ibbotson

----------------------------------------- --------------------------------------
         NAME AND ADDRESS*                     POSITION(S) WITH IBBOTSON
----------------------------------------- --------------------------------------
Roger Ibbotson                            Chairman and CEO
----------------------------------------- --------------------------------------
Mike Henkel                               President
----------------------------------------- --------------------------------------
Jack Kreger                               Managing Director
----------------------------------------- --------------------------------------
Peng Chen                                 Managing Director, CIO
----------------------------------------- --------------------------------------
Michael Annin                             Managing Director
----------------------------------------- --------------------------------------
Mark Kowalczyk                            Managing Director
----------------------------------------- --------------------------------------
Scott Wentsel                             Fund of Funds Vice President
----------------------------------------- --------------------------------------

* The address for each of the officers and directors is 225 North Michigan Avenue, Chicago, IL 60601.


                                    SCH-B-1

                                   SCHEDULE C

                          OFFICERS AND DIRECTORS OF THB

----------------------------------- --------------------------------------------
         NAME AND ADDRESS*               POSITION(S) WITH THB
----------------------------------- --------------------------------------------
Alexander J. Thomson                Principal and Portfolio Manager
----------------------------------- --------------------------------------------
Richard A. Horstmann, CFA           Principal and Portfolio Manager
----------------------------------- --------------------------------------------
William W. Bryant, Jr.              Principal and Portfolio Manager
----------------------------------- --------------------------------------------
Chad M. Nelson, CFA                 Vice President, Chief Investment Officer and
                                    Portfolio Manager
----------------------------------- --------------------------------------------
John G. Bennett, CFA                Vice President, Client Service and Marketing
----------------------------------- --------------------------------------------
James M. Kennedy, JD                Vice President, Operations
----------------------------------- --------------------------------------------
Glenn D. Burrell                    Vice President, Sales
----------------------------------- --------------------------------------------

* The address for each of the officers and directors is Park 80 West/Plaza One, 5th Floor, Saddle Brook, New Jersey 07663.

                                    SCH-C-1

                                   SCHEDULE D

                         OFFICERS AND DIRECTORS OF OMCAP

----------------------------------- ---------------------------------------------------------
          NAME AND ADDRESS*                        POSITION(S) WITH OMCAP
----------------------------------- ---------------------------------------------------------
Scott F. Powers                     Chairman
----------------------------------- ---------------------------------------------------------
David J. Bullock                    Director, President, and Chief Executive Officer
----------------------------------- ---------------------------------------------------------
Thomas M. Turpin                    Director
----------------------------------- ---------------------------------------------------------
Kevin M. Hunt                       Director
----------------------------------- ---------------------------------------------------------
Mark E. Black                       Executive Vice President, Chief Financial Officer,
                                    Chief Administrative Officer, and Treasurer
----------------------------------- ---------------------------------------------------------
George J. Vogel                     Executive Vice President
----------------------------------- ---------------------------------------------------------
Michael W. Rose                     Executive Vice President
----------------------------------- ---------------------------------------------------------
William T. Davis                    Senior Vice President
----------------------------------- ---------------------------------------------------------
Michael W. Mathies                  Senior Vice President
----------------------------------- ---------------------------------------------------------
Andra C. Ozols                      Executive Vice President, General Counsel, and Secretary
----------------------------------- ---------------------------------------------------------
James F. Lummanick                  Senior Vice President and Chief Compliance Officer
----------------------------------- ---------------------------------------------------------

* The address for each of the officers and directors is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

                                    SCH-D-1

                                   SCHEDULE E

                          FUND OWNERSHIP BY MANAGEMENT

         To the best knowledge of the Trust, the following table sets forth certain information regarding the ownership, as of March 13, 2006, of shares of beneficial interest of each class of each of the Funds by each person who has been a trustee or executive officer of the Trust at any time since January 1, 2004.

                                                            NUMBER OF SHARES OF THE FUNDS      PERCENT OF
NAME OF TRUSTEE/OFFICER            FUND AND CLASS                 OWNED BENEFICIALLY             CLASS
-----------------------            --------------           -----------------------------      ----------
John R. Bartholdson,
Trustee

Robert M. Hamje,
Trustee

Jarrett B. Kling,
Trustee

L. Kent Moore,
Trustee

David J. Bullock,
Trustee, President, and Chief
Executive Officer

Walter W. Driver, Jr.,
Advisory Trustee

Mark E. Black,
Treasurer,  Chief Financial Officer,
and Controller

Andra C. Ozols,
Vice President and Secretary

James F. Lummanick,
Vice President and Chief Compliance
Officer

Kenneth R. Naes,
Assistant Treasurer

Karen S. Proc,
Assistant Secretary

William P. Schanne,
Former Assistant Treasurer

All trustees  and current  executive
officers as a group*

* To the best knowledge of the Trust, the ownership of shares of each series portfolio of the Trust by trustees and current executive officers of the Trust as a group constituted less than 1% of each class of each series portfolio of the Trust as of March 13, 2006.

                                    SCH-E-1

                                   SCHEDULE F

                      FUND OWNERSHIP BY SIGNIFICANT HOLDERS

         As of March 13, 2006, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of a share class of a Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial clients. Persons owning of record or beneficially 25% or more of the outstanding shares of a Fund may be deemed to be a controlling person of that Fund for purposes of the 1940 Act.

                                                NUMBER OF SHARES OF THE FUNDS     PERCENT OF
FUND -- CLASS     NAME AND ADDRESS OF OWNER         OWNED BENEFICIALLY               CLASS
-------------     -------------------------     -----------------------------     ----------



                                    SCH-F-1

                                   SCHEDULE G

        SHARES OF THE FUNDS OUTSTANDING AS OF MARCH 13, 2006 (BY CLASS)

FUND                                                NUMBER OF SHARES OUTSTANDING
--------------------------------------------------------------------------------

Old Mutual Asset Allocation Conservative Portfolio
     Class A
     Class C
     Class Z
     Institutional Class

Old Mutual Asset Allocation Balanced Portfolio
     Class A
     Class C
     Class Z
     Institutional Class

Old Mutual Asset Allocation Moderate Growth Portfolio
     Class A
     Class C
     Class Z
     Institutional Class

Old Mutual Asset Allocation Growth Portfolio
     Class A
     Class C
     Class Z
     Institutional Class

                                    SCH-G-1

                                    EXHIBIT A

       FORM OF INVESTMENT SUB-ADVISORY AGREEMENT WITH COPPER ROCK AND THB

         AGREEMENT made as of this ____ day of ___________, 2006 by and among Old Mutual Capital, Inc. (the "Advisor"), ___________________ (the "Sub-Advisor"), and Old Mutual Advisor Funds, a Delaware statutory trust (the "Trust").

         WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, pursuant to the Investment Advisory Agreement dated September 7, 2004, as amended, between the Advisor and the Trust, the Advisor acts as investment advisor for the assets of the portfolios listed on Schedule A to this Agreement (each a "Portfolio"); and

         WHEREAS, the Advisor and the Trust each desire to retain the Sub-Advisor to provide investment advisory services to the Trust in connection with the management of all of the assets of each Portfolio, and the Sub-Advisor is willing to render such investment advisory services.

         NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

(1) (a)           Subject to supervision and oversight by the Advisor
and the Trust's Board of Trustees, the Sub-Advisor shall manage (i) the investment operations for such portion, if any, of a Portfolio's assets allocated by specific investment style mandate by the Advisor from time to time (those assets being referred to as the "Portfolio Account"), and (ii) the composition of such assets, including the purchase, retention, and disposition thereof, in accordance with the Portfolio's investment objectives, policies, and restrictions as stated in such Portfolio's Prospectus(es) and Statement of Additional Information (such Prospectus(es) and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

                  (1) The Sub-Advisor shall provide supervision of each Portfolio Account's investments and determine from time to time what investments and securities will be purchased, retained or sold by such Portfolio, and what portion of the assets will be invested or held uninvested in cash.

                  (2) In the performance of its duties and obligations under this Agreement, the Sub-Advisor shall act in conformity with the Trust's Prospectus and with the instructions and directions of the Advisor and of the Board of Trustees and will conform and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

                  (3) The Sub-Advisor shall determine the securities to be purchased or sold with respect to the Portfolio Account and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in such Portfolio's Registration Statement (as defined herein) and Prospectus or as the Board of Trustees or the Advisor may direct from time to time, in conformity with federal securities laws. In providing the Portfolio Account with investment supervision, the Sub-Advisor will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Sub-Advisor may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Advisor's other clients may be a party. It is understood that it is desirable for a Portfolio that the Sub-Advisor have access to (i) supplemental investment and market research and (ii) security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Advisor is authorized to place orders for the purchase and sale of securities on behalf of each Portfolio Account with brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Advisor in connection with the Sub-Advisor's services to other clients.

                  On occasions when the Sub-Advisor deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other clients of the Sub-Advisor, the Sub-Advisor, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio in question and to such other clients.

                  (4) The Sub-Advisor at its expense will make available to the Trustees of the Portfolio and the Advisor at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Advisor and the Sub-Advisor, by telephone, in order to review the investment policies, performance and other investment related information regarding the Portfolio Account and to consult with the Trustees of the Portfolio and Advisor regarding the Portfolio's investment affairs, including economic, statistical and investment matters related to the Sub-Advisor's duties hereunder, and will provide periodic reports to the Advisor relating to the investment strategies it employs. The Sub-Advisor and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officers of, the Advisor and the Trust.

                  (5) In accordance with procedures adopted by the Trustees of the Portfolio, as amended from time to time, the Sub-Advisor is responsible for assisting in the fair valuation of all Portfolio Account securities. The Sub-Advisor will use its reasonable efforts to provide, based upon its own expertise, and to arrange with parties independent of the Sub-Advisor such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Advisor or Trust's administrator not to be readily available in the ordinary course of business from an automated pricing service. In addition, the Sub-Advisor will assist the Portfolio and its agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Portfolio Account at such times as the Advisor shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of a Portfolio's net asset value per share.

                  (6) The Sub-Advisor at its expense will provide the Advisor and/or the Trust's Chief Compliance Officer with such compliance reports relating to its duties under this Agreement as may be requested from time to time. Notwithstanding the foregoing, the Sub-Advisor will promptly report to the Advisor any material violations of the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Advisor's compliance policies and procedures that pertain to the Portfolio, as well as any change in portfolio manager(s) of the Portfolio.

                  (7) Unless otherwise directed by the Advisor or the Trust's Board of Trustees, the Sub-Advisor will vote all proxies received in accordance with the Trust's proxy voting policy or, if the Sub-Advisor has a proxy voting policy approved by the Trust's Board of Trustees, the Sub-Advisor's proxy voting policy. The Advisor shall instruct the Portfolio's custodian to forward or cause to be forwarded to the Sub-Advisor all relevant proxy solicitation materials. The Sub-Advisor shall maintain and shall forward to the Portfolio or its designated agent such proxy voting information as is necessary for the Portfolio to timely file proxy voting results in accordance with Rule 30b1-4 of the 1940 Act.

                  (8) The Sub-Advisor represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Investment Advisors Act of 1940 and has provided the Advisor and the Trustees of the Fund a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Advisor, but in any event no less frequently than annually, the Sub-Advisor will supply the Advisor a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Advisor's last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Advisor's code of ethics are reasonably designed to prevent "access persons" from violating the code of ethics.

                  (9) The Sub-Advisor will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. In addition, the Sub-Advisor and each officer and portfolio manager thereof designated by the Advisor will provide on a timely basis such certifications or sub-certifications as the Advisor may reasonably request in order to support and facilitate certifications required to be provided by the Trust's Principal Executive Officer and Principal Accounting Officer.

                  (10)The Sub-Advisor shall maintain all books and records with respect to the Portfolio's portfolio transactions required by subparagraphs
(b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trust's Board of Trustees such periodic and special reports as the Trust's Board of Trustees may reasonably request.

                  (11) The Sub-Advisor shall provide the Portfolio's custodian on each business day with information relating to all transactions concerning the assets of the Portfolio Account and shall provide the Advisor with such information upon request of the Advisor.

                  (12) (a) The investment management services provided by the Sub-Advisor under this Agreement are not to be deemed exclusive and the Sub-Advisor shall be free to render similar services to others, as long as such services do not impair the services rendered to the Advisor or the Trust.

                       (b) Services to be furnished by the Sub-Advisor under this Agreement may be furnished through the medium of any of the Sub-Advisor's officers or employees.

                       (c) The Sub-Advisor shall keep each Portfolio's books and records required to be maintained by the Sub-Advisor pursuant to paragraph 1(a) of this Agreement and shall timely furnish to the Advisor all information relating to the Sub-Advisor's services under this Agreement needed by the Advisor to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Advisor agrees that all records that it maintains on behalf of a Portfolio are property of the Portfolio and the Sub-Advisor will surrender promptly to a Portfolio any of such records upon that Portfolio's request; provided, however, that the Sub-Advisor may retain a copy of such records. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) of this Agreement.

2. The Advisor shall continue to have responsibility for all services to be provided to each Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Advisor's performance of its duties under this Agreement.

3. The Advisor has delivered to the Sub-Advisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

         (a) Certified resolutions of the Trust's Board of Trustees authorizing the appointment of the Sub-Advisor and approving the form of this Agreement;

         (b) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Portfolios and shares of the Portfolios' beneficial shares, and all amendments thereto; and

         (c)      Prospectus(es) of the Portfolio.

4. For the services to be provided by the Sub-Advisor pursuant to this Agreement for the Portfolios, the Advisor will pay to the Sub-Advisor as full compensation therefore a fee at an annual rate equal to a percentage of the portion of each Portfolio's average daily net assets managed by the Sub-Advisor pursuant to each specified investment style mandate, as set forth on Schedule A hereto. This fee will be paid to the Sub-Advisor from the Advisor's advisory fee from the Portfolio. This fee will be computed daily and paid to the Sub-Advisor monthly.

5. The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by a Portfolio or the Advisor in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act provided, however, that this Agreement may be terminated (a) by a Portfolio at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Portfolio, (b) by the Advisor at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (c) by the Sub-Advisor at any time, without the payment of any penalty, on 90 days' written notice to the other parties. This Agreement shall terminate automatically and immediately in the event of its assignment. As used in this Section 6, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Commission under the 1940 Act.

7. Nothing in this Agreement shall limit or restrict the right of any of the Sub-Advisor's partners, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Advisor's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

8. During the term of this Agreement, the Advisor agrees to furnish the Sub-Advisor at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Portfolios, the Trust or the public that refers to the Sub-Advisor or its clients in any way prior to use thereof and not to use material if the Sub-Advisor reasonably objects in writing within five business days (or such other period as may be mutually agreed upon) after receipt thereof. The Sub-Advisor's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Advisor, its services and its clients. The Advisor agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Advisor or its clients in any way are consistent with those materials previously approved by the Sub-Advisor as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Advisor by first-class mail, electronic mail or overnight delivery service, facsimile transmission equipment or hand delivery.

9. No Trustee or Shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

10. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the majority of the outstanding voting securities of each Portfolio.

11. This Agreement shall be governed by the laws of the state of Delaware; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

12. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original; all such counterparts shall, together, constitute only one instrument.

13. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14. As required by certain exemptive rules under the 1940 Act, the Sub-Advisor is prohibited from consulting with the entities listed below concerning transactions for the Fund in securities or other assets:

                  1.   other sub-advisors to the Portfolios

                  2.   other sub-advisors to others series of the Trust

                  3. other sub-advisors to a portfolio under common control with the Portfolios.

15. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

                             To the Advisor at:

                                    Old Mutual Capital, Inc.
                                    4643 South Ulster Street, Suite 600
                                    Denver, CO 80237
                                    Attention:  President

                             To the Sub-Advisor at:

                                    __________________________
                                    __________________________
                                    __________________________
                                    __________________________

                             To the Trust or the Portfolios at:

                                    Old Mutual Advisor Funds
                                    4643 South Ulster Street, Suite 600
                                    Denver, CO 80237
                                    Attention:  President

16. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.


OLD MUTUAL CAPITAL, INC.                         OLD MUTUAL ADVISOR FUNDS


By:  ________________________________            By: __________________________

Name: David J. Bullock                           Name: Mark E. Black
Title: Chief Executive Officer                   Title: Chief Financial Officer


_____________________________________


By:  ________________________________

Name:

Title:

                                   SCHEDULE A
                        DATED _____________________, 2006
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                           ___________________________

                                       AND
                             OLD MUTUAL CAPITAL INC.
                        DATED _____________________, 2006


PORTFOLIO                                 MANDATE                    FEE
---------                                 -------                    ---

Old Mutual Asset Allocation
Conservative Portfolio

Old Mutual Asset Allocation
Balanced Portfolio

Old Mutual Asset Allocation
Moderate Growth Portfolio

Old Mutual Asset Allocation
Growth Portfolio

                                    EXHIBIT B

             FORM OF INVESTMENT SUB-ADVISORY AGREEMENT WITH IBBOTSON

         AGREEMENT made as of this ____ day of _____________, 2006 by and among Old Mutual Capital, Inc. (the "Advisor"), Ibbotson Associates Advisors, LLC (the "Sub-Advisor"), and Old Mutual Advisor Funds, a Delaware statutory trust (the "Trust").

         WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, pursuant to the Investment Advisory Agreement dated September 7, 2004, as amended, between the Advisor and the Trust, the Advisor acts as investment advisor for the Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Moderate Growth Portfolio, and the Old Mutual Asset Allocation Growth Portfolio (each a "Portfolio", and collectively, the "Asset Allocation Portfolios"); and

         WHEREAS, the Advisor and the Trust each desire to retain the Sub-Advisor to provide investment advisory services to the Trust in connection with the management of all or a portion of the assets of each Portfolio, and the Sub-Advisor is willing to render such investment advisory services.

         NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1. (a)            Subject to supervision and oversight by the Advisor and the
Trust's Board of Trustees, the Sub-Advisor shall recommend a continuous investment allocation program for the Asset Allocation Portfolios in accordance with each Portfolio's investment objectives, policies and restrictions as stated in such Portfolio's Prospectus(es) and Statement of Additional Information (such Prospectus(es) and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

                  (i) The Sub-Advisor shall provide supervision of each of the Portfolio's investments and shall recommend, from time to time, the allocation of the assets of a Portfolio by specific investment style mandate (referred to herein as a "Portfolio Account").

                  (ii) In the performance of its duties and obligations under this Agreement, the Sub-Advisor shall act in conformity with the Trust's Prospectus and with the instructions and directions of the Advisor and of the Board of Trustees and will conform and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

                  (iii) The Sub-Advisor at its expense will make available to the Trustees of the Asset Allocation Portfolios and the Advisor at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Advisor and the Sub-Advisor, by telephone, in order to review the investment policies, performance and other investment related information regarding a Portfolio Account and to consult with the Trustees of the Asset Allocation Portfolios and Advisor regarding each Portfolio's investment affairs, including economic, statistical and investment matters related to the Sub-Advisor's duties hereunder, and will provide periodic reports to the Advisor relating to the investment strategies it employs. The Sub-Advisor and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officers of, the Advisor and the Trust.

                  (iv) The Sub-Advisor at its expense will provide the Advisor and/or the Trust's Chief Compliance Officer with such compliance reports relating to its duties under this Agreement as may be requested from time to time. Notwithstanding the foregoing, the Sub-Advisor will promptly report to the Advisor any material violations of the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Advisor's compliance policies and procedures that pertain to the Asset Allocation Portfolios, as well as any change in portfolio manager(s) of the Asset Allocation Portfolios.

                  (v) The Sub-Advisor represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Investment Advisors Act of 1940 and has provided the Advisor and the Trustees of the Fund a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Advisor, but in any event no less frequently than annually, the Sub-Advisor will supply the Advisor a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Advisor's last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Advisor's code of ethics are reasonably designed to prevent "access persons" from violating the code of ethics.

                  (vi) The Sub-Advisor will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. In addition, the Sub-Advisor and each officer and portfolio manager thereof designated by the Advisor will provide on a timely basis such certifications or sub-certifications as the Advisor may reasonably request in order to support and facilitate certifications required to be provided by the Trust's Principal Executive Officer and Principal Accounting Officer.

                  (vii) The Sub-Advisor shall maintain all books and records with respect to each Portfolio's portfolio transactions required by subparagraphs (b)(10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trust's Board of Trustees such periodic and special reports as the Trust's Board of Trustees may reasonably request.

                  (viii) (A) The investment management services provided by the Sub-Advisor under this Agreement are not to be deemed exclusive and the Sub-Advisor shall be free to render similar services to others, as long as such services do not impair the services rendered to the Advisor or the Trust.

                         (B) Services to be furnished by the Sub-Advisor under
this Agreement may be furnished through the medium of any of the Sub-Advisor's officers or employees.

                         (C) The Sub-Advisor shall keep each Portfolio's books
and records required to be maintained by the Sub-Advisor pursuant to paragraph 1(a) of this Agreement and shall timely furnish to the Advisor all information relating to the Sub-Advisor's services under this Agreement needed by the Advisor to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Advisor agrees that all records that it maintains on behalf of the Portfolio are property of the Portfolio and the Sub-Advisor will surrender promptly to the Portfolio any of such records upon the Portfolio's request; provided, however, that the Sub-Advisor may retain a copy of such records. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) of this Agreement.

2. The Advisor shall continue to have responsibility for all services to be provided to each Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Advisor's performance of its duties under this Agreement.

3. The Advisor has delivered to the Sub-Advisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

         (a) Certified resolutions of the Trust's Board of Trustees authorizing the appointment of the Sub-Advisor and approving the form of this Agreement;

         (b) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to each Portfolio and shares of the Portfolio's beneficial shares, and all amendments thereto; and

         (a)      Prospectus(es) of each Portfolio.

4. For the services to be provided by the Sub-Advisor pursuant to this Agreement for each Portfolio, the Advisor will pay to the Sub-Advisor as full compensation therefore a fee at an annual rate of the Portfolio's average daily net assets, as set forth in Schedule A. The fee will be paid to the Sub-Advisor from the Advisor's advisory fee from each Portfolio. This fee will be computed daily and paid to the Sub-Advisor monthly.

5. The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Asset Allocation Portfolios or the Advisor in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act provided, however, that this Agreement may be terminated (a) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Portfolio,
(b) by the Advisor at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (c) by the Sub-Advisor at any time, without the payment of any penalty, on 90 days' written notice to the other parties. This Agreement shall terminate automatically and immediately in the event of its assignment. As used in this
Section 6, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Commission under the 1940 Act.

7. Nothing in this Agreement shall limit or restrict the right of any of the Sub-Advisor's partners, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Advisor's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

8. During the term of this Agreement, the Advisor agrees to furnish the Sub-Advisor at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Portfolio, the Trust or the public that refers to the Sub-Advisor or its clients in any way prior to use thereof and not to use material if the Sub-Advisor reasonably objects in writing within five business days (or such other period as may be mutually agreed upon) after receipt thereof. The Sub-Advisor's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Advisor, its services and its clients. The Advisor agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Advisor or its clients in any way are consistent with those materials previously approved by the Sub-Advisor as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Advisor by first-class mail, electronic mail or overnight delivery service, facsimile transmission equipment or hand delivery.

9. No Trustee or Shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

10. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the majority of the outstanding voting securities of each Portfolio.

11. This Agreement shall be governed by the laws of the state of Delaware; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

12. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original; all such counterparts shall, together, constitute only one instrument.

13. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:


                             To the Advisor at:

                                    Old Mutual Capital, Inc.
                                    4643 South Ulster Street, Suite 600
                                    Denver, CO 80237
                                    Attention:  General Counsel


                             To the Sub-Advisor at:

                                    Ibbotson Associates Advisors, LLC
                                    225 North Michigan Avenue, Suite 700
                                    Chicago, IL 60601
                                    Attention:  President

                             To the Trust or the Asset Allocation Portfolios at:

                                    Old Mutual Advisor Funds
                                    4643 South Ulster Street, Suite 600
                                    Denver, CO 80237
                                    Attention:  President

15. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.


OLD MUTUAL CAPITAL, INC.                        OLD MUTUAL ADVISOR FUNDS

By:  ________________________________           By: __________________________

Name: David J. Bullock                          Name: Mark E. Black
Title: Chief Executive Officer                  Title: Chief Financial Officer


Ibbotson Associates Advisors, LLC

By:  ________________________________

Name:
Title:

                                   SCHEDULE A

                            OLD MUTUAL ADVISOR FUNDS

Compensation pursuant to Paragraph 4 of this Agreement shall be calculated in accordance with the following schedule:

NAME OF PORTFOLIO                        AVERAGE DAILY NET ASSETS              ANNUAL FEE RATE
-----------------                        ------------------------              ---------------
Old Mutual Asset Allocation              $0 to $250 Million                         0.08%
Conservative Portfolio                   $250 Million to $500 Million               0.07%
                                         $500 Million to $750 Million               0.06%
                                         $750 Million to $1 Billion                 0.05%
                                         $1 Billion to $2 Billion                   0.04%
                                         Over $2 Billion                            0.03%

Old Mutual Asset Allocation Moderate     $0 to $250 Million                         0.08%
Growth Portfolio                         $250 Million to $500 Million               0.07%
                                         $500 Million to $750 Million               0.06%
                                         $750 Million to $1 Billion                 0.05%
                                         $1 Billion to $2 Billion                   0.04%
                                         Over $2 Billion                            0.03%

Old Mutual Asset Allocation Growth       $0 to $250 Million                         0.08%
Portfolio                                $250 Million to $500 Million               0.07%
                                         $500 Million to $750 Million               0.06%
                                         $750 Million to $1 Billion                 0.05%
                                         $1 Billion to $2 Billion                   0.04%
                                         Over $2 Billion                            0.03%

Old Mutual Asset Allocation Balanced     $0 to $250 Million                         0.08%
Portfolio                                $250 Million to $500 Million               0.07%
                                         $500 Million to $750 Million               0.06%
                                         $750 Million to $1 Billion                 0.05%
                                         $1 Billion to $2 Billion                   0.04%
                                         Over $2 Billion                            0.03%

On an ongoing basis, there will be a minimum annual fee of $200,000.

[BUCKSLIP]

THREE CONVENIENT WAYS TO VOTE YOUR PROXY

The enclosed Proxy Statement details important issues affecting your Old Mutual Advisor Funds investment. Help us save time and postage costs - savings we pass along to you - by voting via the Internet or by touchtone telephone. Each method is available 24 hours a day and will ensure that your vote is confirmed and recorded immediately. You may, of course, also vote by mail or attend the shareholder meeting.

TO VOTE VIA THE INTERNET:

1.  Read the Proxy Statement and have your proxy card(s) at hand.

2.  Go to WWW.MYPROXYONLINE.COM.

3.  Follow the simple instructions.

TO VOTE BY TOUCHTONE TELEPHONE:

1.  Read the Proxy Statement and have your proxy card(s) at hand.

2.  Call toll-free at (866) 437-4667.

3.  Follow the simple recorded instructions.

There is no need to mail the proxy card if you are voting via the Internet or by touchtone telephone.

TO VOTE BY MAIL:

1.  Read the Proxy Statement.

2.  Simply mark, sign, and date the enclosed proxy card(s).

3.  Mail the proxy card(s) in the postage-paid envelope provided.



REMEMBER YOUR VOTE COUNTS.  VOTE TODAY!                       [OMAF LOGO]

               OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO

                 Special Meeting of Shareholders on May 12, 2006

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned shareholder of Old Mutual Asset Allocation Conservative Portfolio (the "Fund"), hereby appoints Andra C. Ozols, Mark E. Black, and Karen
S. Proc, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on March 13, 2006, at a Special Meeting of Shareholders to be held at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, on Friday, May 12, 2006, at 10:00 a.m. Mountain Time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS OUTLINED ON THE REVERSE SIDE.

                                                   Signature(s)  should be exactly as your name or names  appear on this  proxy.  If
[ADDRESS LINE 1]                                   shares are held  jointly,  each holder  should  sign.  If signing is by attorney,
[ADDRESS LINE 2]                                   executor, administrator, trustee, or guardian, please give full title.
[ADDRESS LINE 3]                                   _______________________________________________
[ADDRESS LINE 4]                                   Signature                                  Date
[ADDRESS LINE 5]
[ADDRESS LINE 6]                                   _______________________________________________
[ADDRESS LINE 7]                                   Signature (if held jointly)                Date
[ADDRESS LINE 8]
[ADDRESS LINE 9]                                   THIS PROXY WILL BE VOTED FOR THE  PROPOSALS  UNLESS  OTHERWISE INDICATED  ON THE
                                                   REVERSE SIDE.

--------------------------------------------------------------------------------
                                  ^ FOLD HERE ^

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS SUBMITTED FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

THREE SIMPLE METHODS TO VOTE YOUR PROXY:

1.  Internet:           Log on to WWW.MYPROXYONLINE.COM.  Make sure to have this proxy card available at the time you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.
                                                                                                        CONTROL NUMBER:
                                                                                                        --------------
                                                                                                        123456789012
2.  Touchtone           Simply dial toll-free at (866) 437-4667 and follow the
    Phone:              automated instructions.  Please have this proxy card available                  CHECK DIGIT:
                        at the time of the call.                                                        -----------
                                                                                                        1234

3.  Mail:               Simply sign,  date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you have any questions about the proxy material or the execution of your vote, simply call toll-free at (800)761-6521 between the hours of 10:00 a.m. and 10:00 p.m. Eastern Time. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.

               OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO

                 Special Meeting of Shareholders on May 12, 2006

    THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS BELOW

                                                                        FOR          AGAINST        ABSTAIN
1A To approve an investment sub-advisory agreement with                 [ ]            [ ]            [ ]
   Copper Rock Capital Partners, LLC.

1B To approve an investment sub-advisory agreement with                 [ ]            [ ]            [ ]
   Ibbotson Associates Advisors, LLC.

1C To approve an investment sub-advisory agreement with                 [ ]            [ ]            [ ]
   Thomson Horstmann & Bryant, Inc.

--------------------------------------------------------------------------------
Control Number:                                                           TAGID:

Check Digit                                                               CUSIP
--------------------------------------------------------------------------------

                 OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO

                 Special Meeting of Shareholders on May 12, 2006

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned shareholder of Old Mutual Asset Allocation Balanced Portfolio (the "Fund"), hereby appoints Andra C. Ozols, Mark E. Black, and Karen
S. Proc, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on March 13, 2006, at a Special Meeting of Shareholders to be held at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, on Friday, May 12, 2006, at 10:00 a.m. Mountain Time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS OUTLINED ON THE REVERSE SIDE.

                                                   Signature(s)  should be exactly as your name or names  appear on this  proxy.  If
[ADDRESS LINE 1]                                   shares are held  jointly,  each holder  should  sign.  If signing is by attorney,
[ADDRESS LINE 2]                                   executor, administrator, trustee, or guardian, please give full title.
[ADDRESS LINE 3]                                   _______________________________________________
[ADDRESS LINE 4]                                   Signature                                  Date
[ADDRESS LINE 5]
[ADDRESS LINE 6]                                   _______________________________________________
[ADDRESS LINE 7]                                   Signature (if held jointly)                Date
[ADDRESS LINE 8]
[ADDRESS LINE 9]                                   THIS PROXY WILL BE VOTED FOR THE  PROPOSALS  UNLESS  OTHERWISE  INDICATED  ON THE
                                                   REVERSE SIDE.

--------------------------------------------------------------------------------
                                  ^ FOLD HERE ^

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS SUBMITTED FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

THREE SIMPLE METHODS TO VOTE YOUR PROXY:

1.  Internet:           Log on to WWW.MYPROXYONLINE.COM.  Make sure to have this proxy card available at the time you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.
                                                                                                        CONTROL NUMBER:
                                                                                                        --------------
                                                                                                        123456789012
2.  Touchtone           Simply dial toll-free at (866) 437-4667 and follow the
    Phone:              automated instructions.  Please have this proxy card available                  CHECK DIGIT:
                        at the time of the call.                                                        -----------
                                                                                                        1234

3.  Mail:               Simply sign,  date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you have any questions about the proxy material or the execution of your vote, simply call toll-free at (800)761-6521 between the hours of 10:00 a.m. and 10:00 p.m. Eastern Time. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.

                 OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO

                 Special Meeting of Shareholders on May 12, 2006

    THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS BELOW

                                                                        FOR          AGAINST        ABSTAIN
1A To approve an investment sub-advisory agreement with                 [ ]            [ ]            [ ]
   Copper Rock Capital Partners, LLC.

1B To approve an investment sub-advisory agreement with                 [ ]            [ ]            [ ]
   Ibbotson Associates Advisors, LLC.

1C To approve an investment sub-advisory agreement with                 [ ]            [ ]            [ ]
   Thomson Horstmann & Bryant, Inc.

--------------------------------------------------------------------------------
Control Number:                                                           TAGID:

Check Digit                                                               CUSIP
--------------------------------------------------------------------------------

              OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO

                 Special Meeting of Shareholders on May 12, 2006

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned shareholder of Old Mutual Asset Allocation Moderate Growth Portfolio (the "Fund"), hereby appoints Andra C. Ozols, Mark E. Black, and Karen S. Proc, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on March 13, 2006, at a Special Meeting of Shareholders to be held at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, on Friday, May 12, 2006, at 10:00 a.m. Mountain Time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS OUTLINED ON THE REVERSE SIDE.

                                                   Signature(s)  should be exactly as your name or names  appear on this  proxy.  If
[ADDRESS LINE 1]                                   shares are held  jointly,  each holder  should  sign.  If signing is by attorney,
[ADDRESS LINE 2]                                   executor, administrator, trustee, or guardian, please give full title.
[ADDRESS LINE 3]                                   _______________________________________________
[ADDRESS LINE 4]                                   Signature                                  Date
[ADDRESS LINE 5]
[ADDRESS LINE 6]                                   _______________________________________________
[ADDRESS LINE 7]                                   Signature (if held jointly)                Date
[ADDRESS LINE 8]
[ADDRESS LINE 9]                                   THIS PROXY WILL BE VOTED FOR THE  PROPOSALS  UNLESS  OTHERWISE  INDICATED  ON THE
                                                   REVERSE SIDE.

--------------------------------------------------------------------------------
                                  ^ FOLD HERE ^

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS SUBMITTED FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

THREE SIMPLE METHODS TO VOTE YOUR PROXY:

1.  Internet:           Log on to WWW.MYPROXYONLINE.COM.  Make sure to have this proxy card available at the time you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.
                                                                                                        CONTROL NUMBER:
                                                                                                        --------------
                                                                                                        123456789012
2.  Touchtone           Simply dial toll-free at (866) 437-4667 and follow the
     Phone:             automated instructions.  Please have this proxy card available                  CHECK DIGIT:
                        at the time of the call.                                                        -----------
                                                                                                        1234

3.  Mail:               Simply sign,  date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you have any questions about the proxy material or the execution of your vote, simply call toll-free at (800)761-6521 between the hours of 10:00 a.m. and 10:00 p.m. Eastern Time. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.

              OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO

                 Special Meeting of Shareholders on May 12, 2006

    THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS BELOW

                                                                        FOR          AGAINST        ABSTAIN
1A To approve an investment sub-advisory agreement with                 [ ]            [ ]            [ ]
   Copper Rock Capital Partners, LLC.

1B To approve an investment sub-advisory agreement with                 [ ]            [ ]            [ ]
   Ibbotson Associates Advisors, LLC.

1C To approve an investment sub-advisory agreement with                 [ ]            [ ]            [ ]
   Thomson Horstmann & Bryant, Inc.

--------------------------------------------------------------------------------
Control Number:                                                           TAGID:

Check Digit                                                               CUSIP
--------------------------------------------------------------------------------

                  OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO

                 Special Meeting of Shareholders on May 12, 2006

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned shareholder of Old Mutual Asset Allocation Growth Portfolio (the "Fund"), hereby appoints Andra C. Ozols, Mark E. Black, and Karen
S. Proc, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on March 13, 2006, at a Special Meeting of Shareholders to be held at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, on Friday, May 12, 2006, at 10:00 a.m. Mountain Time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS OUTLINED ON THE REVERSE SIDE.

                                                   Signature(s)  should be exactly as your name or names  appear on this  proxy.  If
[ADDRESS LINE 1]                                   shares are held  jointly,  each holder  should  sign.  If signing is by attorney,
[ADDRESS LINE 2]                                   executor, administrator, trustee, or guardian, please give full title.
[ADDRESS LINE 3]                                   _______________________________________________
[ADDRESS LINE 4]                                   Signature                                  Date
[ADDRESS LINE 5]
[ADDRESS LINE 6]                                   _______________________________________________
[ADDRESS LINE 7]                                   Signature (if held jointly)                Date
[ADDRESS LINE 8]
[ADDRESS LINE 9]                                   THIS PROXY WILL BE VOTED FOR THE  PROPOSALS  UNLESS  OTHERWISE  INDICATED  ON THE
                                                   REVERSE SIDE.

--------------------------------------------------------------------------------
                                  ^ FOLD HERE ^

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS SUBMITTED FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

THREE SIMPLE METHODS TO VOTE YOUR PROXY:

1.  Internet:           Log on to WWW.MYPROXYONLINE.COM.  Make sure to have this proxy card available at the time you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.
                                                                                                        CONTROL NUMBER:
                                                                                                        --------------
                                                                                                        123456789012
2.  Touchtone           Simply dial toll-free at (866) 437-4667 and follow the
     Phone:             automated instructions.  Please have this proxy card available                  CHECK DIGIT:
                        at the time of the call.                                                        -----------
                                                                                                        1234

3.  Mail:               Simply sign,  date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you have any questions about the proxy material or the execution of your vote, simply call toll-free at (800)761-6521 between the hours of 10:00 a.m. and 10:00 p.m. Eastern Time. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.

                  OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO

                 Special Meeting of Shareholders on May 12, 2006

    THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS BELOW

                                                                        FOR          AGAINST        ABSTAIN
1A To approve an investment sub-advisory agreement with                 [ ]            [ ]            [ ]
   Copper Rock Capital Partners, LLC.

1B To approve an investment sub-advisory agreement with                 [ ]            [ ]            [ ]
   Ibbotson Associates Advisors, LLC.

1C To approve an investment sub-advisory agreement with                 [ ]            [ ]            [ ]
   Thomson Horstmann & Bryant, Inc.

--------------------------------------------------------------------------------
Control Number:                                                           TAGID:

Check Digit                                                               CUSIP
--------------------------------------------------------------------------------